Unique LoanID	Final Current Event Level	Current Exceptions	Collection Comments
80005	1		It appears the loan will perform. The loan is next due for 03/01/2014; last payment received 02/10/2014. There is no evidence of delinquency within the review period.
80007	1
It appears that the loan will perform. The loan is due for 3/1/2014 with the most recent payment received on 2/12/2014. The reason for default was cited as curtailment of income.  The account has been current since 12/20/2013. There is no current loss mitigation activity. The last communication made with the borrower was on 12/28/2013.

80008	1
It appears that this loan may perform. The loan is next due for 02/01/2014; the most recent payment received was on 02/03/2014.  The reason for default is cited as excessive obligations.  There has been limited contact with the borrower despite multiple attempts.

80009	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 01/01/2014; most recent payment was received on 12/30/2013. Reason for default is unknown. The loan is in collections. There is no evidence of active loss mitigation efforts.

80010	1
It appears that the loan will perform. The loan is due for 02/01/2014; the last payment received was on 01/16/2014. The reason for default is unknown. The borrower was able to bring the account current on their own without assistance of loss mitigation efforts.

80011	2	[2] Currently Delinquent Mortgage
It appears that this loan may perform with intervention. The loan is due for 1/1/2014 with last payment received on 1/30/2014. Reason for default was cited as illness of family member. Comments indicate the borrower requested loss mitigation assistance on 2/23/2013 and was approved on 4/16/2013. The modification was completed 6/XX/2013 effective 6/XX/2013, but subsequently defaulted. The borrower indicated the property is occupied by other family members. An inspection was completed on 5/8/2013. During last communication with the borrower on 1/6/2014, the borrower made a promise to pay two payments in 1/2014 to cure default; promise was not kept.

80012	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 12/01/2013 and the last payment made was on 12/13/2013.  Collection comments cited the reason for default as medical expenses.  The account is currently delinquent with no evidence of loss mitigation activity at this time. Commentary indicates the borrower intends to cure the delinquency without the assistance of loss mitigation.

80014	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is next due for 01/01/2014; the most recent payment received was on 12/17/2013. The reason for default is cited as curtailment of income; the subject property is a seasonal rental and the borrower's spouse is incarcerated. The loan is currently in collections with no evidence of foreclosure activity. The previous foreclosure action was closed upon the receipt of funds in the amount of $XXX on 08/XX/2013 to proceed with the approved modification. The commentary reflects a modification was completed on 09/XX/2013 advancing the due date from 04/XX/2012 to 10/XX/2013. Limited contact has been established with the borrower. Skip trace efforts have not been completed. A value is not indicated in the review period.

80015	1		It appears that the loan will perform. The loan is due for 2/01/2014; the most recent payment received was on 1/22/2014. There is no evidence of a delinquency during the review period.
80017	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 04/01/2014; last payment was received on 03/18/2014.  Reason for default is cited as excessive obligations.  Last borrower contact was 03/18/2014; the borrower called to make a payment and explain the present hardship.  A prior foreclosure referral from 09/XX/2012 was closed and billed on 07/XX/2013 due to a forbearance agreement.  A property inspection was conducetd on 07/17/2013.  The results were not provided.

80018	1
It appears that the loan will perform. The loan is next due for 06/01/2014; most recent payment was received on 03/07/2014. The loan was delinquent on 01/01/2013. The reason for default was cited as death in the family. The loan received a modification on 01/XX/2014 with the first payment due 02/XX/2014 and the loan was brought current.

80020	2	[2] Current Bankruptcy
It appears the loan will perform. The loan is due for 05/01/2014; the last payment received was on 04/01/2014. RFD was cited as curtailment of income. The loan was modified on 03/XX/2014. Comments dated 10/31/2013 indicate Relief was granted on 10/XX/2013 for a Chapter XX, case number XXX filed by the borrower in 2011. The property is noted as being located in a Severe Winter Storms FEMA zone on 02/10/2014.

80024	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 05/01/2014; last payment was received 04/30/2014.  The loan was delinquent from June through August 2012; the delinquency was cured with a loan modification.  Reason for default is cited as curtailment of income.  The loan was modified 09/XX/2012 after successful completion of a trial modification plan.  Last borrower contact was 04/30/2014; the borrower called to reset the security question guarding the online account.  Skip tracing efforts have been performed.

80025	3	[3] Performing Loan But Strong Possibility of Going Delinquent
It appears that the loan will perform with intervention. The loan is due for 05/01/2014; the last payment was received on 04/30/2014. The reason for default excessive obligations per notes dated 04/30/2013. A pattern of delinquency is noted; loan has been 5 x 30 in the past 12 months. The account is current as of the review date. Delinquency on the account was cured by the borrower without assistance. There are no loss mitigation options being actively explored. A HAMP solicitation letter was sent on 06/04/2013; but no response was noted. The homeowner has been dealing with family members' medical issues per notes dated 06/12/2013. A validation of debt letter was approved for mailing on 04/04/2012.

80028	1
It appears that this loan will perform. The loan is due for 5/1/2014 with last payment received 4/26/2014. Reason for default is unknown. The loan was 30 days delinquent; funds to cure default have been received from the borrower. The borrower was able to cure the default without assistance; most recent default was cured 2/28/2014. Comments indicate the loan was previously modified in 4/XX/2009. Last communication with the borrower was 10/24/2012 regarding payment returned for non-sufficient funds, but the borrower indicated this was a personal accounting error. Multiple skip trace efforts performed have been unsuccessful.

80029	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is due for 04/01/2014; the last payment was received on 04/30/2014. The reason for default was reduced income per notes dated 05/06/2014. The account is currently in collections with no active loss mitigation efforts. Prior foreclosure proceedings were closed and billed on 04/XX/2013 as the first trial payment was received. The account had been referred to foreclosure on 11/XX/2012; and a foreclosure sale for 03/XX/2013 per notes dated 01/09/2013 was cancelled upon trial approval on 01/16/2013. The account was declined for a HAMP on 12/03/2012 for insufficient income. However, a supplemental modification was later approved on 01/XX/2013 and finalized on 04/XX/2013. The loan had been previously non-HAMP modified on 09/XX/2008 per notes dated 12/13/20102. The borrower submitted a quit claim deed on 04/XX/2013 which was signed the mother XXX per notes on 11/16/2012. The validation of debt letter was approved for mailing on 04/04/2012.

80030	3	[3] Currently Delinquent Mortgage [3] Missing Mod1
It appears that the loan may perform with intervention.  The loan is due for 4/1/2014; most recent payment received was 3/29/2014.  Reason for default is marital difficulties.  The loan is in default.  The borrower declined assistance throughout the comments.  The loan was modified prior to the review period on 3/XX/2011 and had defaulted. Skip tracing efforts had been performed.  An exterior BPO had not been performed.

80032	3	[3] Potential REO [2] Currently Delinquent Mortgage
It does not appear that the loan will perform. The loan is due for 09/01/2006 with no evidence of a payment received within the review period.  The note date is 05/XX/2006, 1st payment was due 07/XX/2006. The reason for default cited was excessive obligations.  The loan is in foreclosure.  The account was referred to counsel on 10/XX/2013, with no evidence of a milestone being completed. Breach letter was sent on 04/17/2013 and NY state compliance letter was mailed on 04/22/2013 and expired 07/23/2013. The servicer confirmed on 06/07/2013 that the Note and recorded Mortgage are in collateral file held by custodian. There is evidence of a prior foreclosure action.  Commentary dated 01/30/2012 indicates the servicer received sale results, property reverted back to beneficiary for $389000, however commentary dated 08/07/2012 states the Judge signed an Order to Show Cause (OSC) in favor of defendant and foreclosure sale was invalidated, the  case was dismissed and a new referral is required.  The servicer cancelled the REO on 08/XX/2012. Foreclosure referral was placed on FEMA hold on 02/XX/2013 through 04/XX/2013. Commentary dated 03/17/2014 reflects: " the servicer is unable to contact the borrower due to a discharged chapter 7 bankruptcy, however the servicer sent a letter offering incentive in the amount of  $12500 for successful completion of a Deed in Lieu (DIL)." The borrower filed chapter XX bankruptcy and servicer was granted relief on 07/XX/2008. No further information was available.  No evidence the borrower responded to the HAMP solicitation sent 08/09/2013.  Skip trace efforts found new contact information.